Exhibit 99.1

Investor Relations Contact:

Megan Jones

Exact Sciences Corp.

meganjones@exactsciences.com

608-535-8815

For Immediate Release

Exact Sciences Announces Entry into Agreements to Sell $870 million of Common Stock in Registered Direct Offering

MADISON, Wis., October 27, 2020 – Exact Sciences Corporation (Nasdaq: EXAS) today announced the entry into agreements to sell an aggregate of 8,605,483 shares (the “Shares”) of its common stock, par value $0.01 per share, in a registered direct offering to ten institutional investors, including some of its largest shareholders as well as healthcare specialist firms Casdin Capital and Rock Springs Capital.

Each Share is being sold for a purchase price of $101.00 per share, resulting in gross proceeds of approximately $869.2 million and net proceeds, after estimated offering expenses, of approximately $866.0 million. The offering is being made without an underwriter or a placement agent.

The offering is expected to close on or about October 29, 2020, subject to customary closing conditions. Exact Sciences intends to use the net proceeds from the offering for general corporate purposes, which may include the repayment of debt, working capital and business acquisitions, including the payment of the cash consideration related to our pending acquisition of Thrive Earlier Detection Corp. (“Thrive”), as disclosed in further detail in the prospectus supplement to be filed in connection with the offering.

The Shares were offered pursuant to an automatically effective shelf registration statement that was previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 1, 2020. The final prospectus supplement relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Exact Sciences Corp.

A leading provider of cancer screening and diagnostic tests, Exact Sciences relentlessly pursues smarter solutions providing the clarity to take life-changing action, earlier. Building on the success of the Cologuard® and Oncotype DX® tests, Exact Sciences is investing in its product pipeline to take on some of the deadliest cancers and improve patient care. Exact Sciences unites visionary collaborators to help advance the fight against cancer. For more information, please visit the company's website at  www.exactsciences.com, follow Exact Sciences on Twitter @ExactSciences, or find Exact Sciences on Facebook.

Forward-Looking Statements

This communication contains statements, including statements regarding the pending acquisition of Thrive by Exact Sciences, that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections.  Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, expectations and events, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "would," "could," "seek," "intend," "plan," "estimate, " "goal," "anticipate, " "project" or other comparable terms.  All statements other than statements of historical facts included in this communication regarding strategies, prospects, financial condition, operations, costs, plans, objectives and the pending acquisition of Thrive are forward-looking statements. Examples of forward-looking statements include, among others, statements regarding expected future operating results, anticipated results of sales, marketing and patient adherence efforts, expectations concerning payer reimbursement, the anticipated results of product development efforts, the anticipated benefits of the pending acquisition of Thrive, including estimated synergies and other financial impacts, and the expected timing of completion of the transaction.  Forward-looking statements are neither historical facts nor assurances of future performance or events. Instead, they are based only on current beliefs, expectations and assumptions regarding the future of Exact Sciences’ business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results, conditions and events may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results, conditions and events to differ materially from those indicated in the forward-looking statements include, among others, the following: uncertainties associated with the coronavirus (COVID-19) pandemic, including its possible effects on operations, including supply chain, and the demand for products and services; the ability to efficiently and flexibly manage the business amid uncertainties related to COVID-19; the ability to successfully and profitably market our products and services; the acceptance of our products and services by patients and healthcare providers; the ability to meet demand for our products and services; the success of our efforts to facilitate patient access to Cologuard® via telehealth; the willingness of health insurance companies and other payers to cover our products and services and adequately reimburse us for such products and services; the amount and nature of competition for our products and services; the effects of the adoption, modification or repeal of any law, rule, order, interpretation or policy relating to the healthcare system, including without limitation as a result of any judicial, executive or legislative action; the effects of changes in pricing, coverage and reimbursement for our products and services, including without limitation as a result of the Protecting Access to Medicare Act of 2014; recommendations, guidelines and quality metrics issued by various organizations such as the U.S. Preventive Services Task Force, the American Society of Clinical Oncology, the American Cancer Society, and the National Committee for Quality Assurance regarding cancer screening or our products and services; the ability to successfully develop new products and services and assess potential market opportunities; the ability to effectively enter into and utilize strategic partnerships, such as through the Restated Promotion Agreement with Pfizer, Inc., and acquisitions; the success establishing and maintaining collaborative, licensing and supplier arrangements; the ability of Exact Sciences, Thrive and Base Genomics Limited (“Base”) to maintain regulatory approvals and comply with applicable regulations; the ability to manage an international business and the expectations regarding our international expansion and opportunities; the potential effects of foreign currency exchange rate fluctuations and our efforts to hedge such effects; the possibility that the anticipated benefits from our business acquisitions (including the pending acquisition of Thrive and recent acquisition of Base) cannot be realized in full or at all or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of acquired businesses’ (including Thrive’s and Base’s) operations will be greater than expected and the possibility of disruptions to our business during integration efforts and strain on management time and resources; the outcome of any litigation, government investigations, enforcement actions or other legal proceedings; the ability of Exact Sciences and Thrive to receive the required regulatory approvals for the pending merger and to satisfy the conditions to the closing of the transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of Exact Sciences and Thrive to terminate the merger agreement; possible negative effects of the announcement or the consummation of the pending acquisition of Thrive or recent acquisition of Base on the market price of Exact Sciences’ Common Stock and/or on Exact Sciences’ and/or Thrive’s or Base’s respective businesses, financial conditions, results of operations and financial performance; significant transaction costs and/or unknown liabilities; risks associated with contracts containing consent and/or other provisions that may be triggered by the pending acquisition of Thrive or the recent acquisition of Base; risks associated with potential transaction-related litigation; the ability of Thrive, Base and the combined company to retain and hire key personnel. There can be no assurance that the pending acquisition of Thrive will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results, conditions or events to vary materially from those stated in forward-looking statements, please see Exact Sciences’ reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC and other written statements made by Exact Sciences and/or Thrive or Base from time to time. You are urged to consider those risks and uncertainties in evaluating our forward-looking statements. All subsequent written and oral forward-looking statements attributable to Exact Sciences or to persons acting on behalf of Exact Sciences are expressly qualified in their entirety by the applicable cautionary statements. Readers are further cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, Exact Sciences undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.